UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 17, 2010

BIOSPECIFICS TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-34236	11-3054851
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
Of Incorporation)		Identification No.)

35 Wilbur Street
Lynbrook, NY 11563
(Address of Principal Executive Office) (Zip Code)

516.593.7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

INTRODUCTORY COMMENT

Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our” and “Company” refer to BioSpecifics Technologies Corp.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On June 17, 2010, the Board of Directors of the Company (the “Board”) determined that, absent special circumstances, no new options will be granted to directors, officers, employees or consultants. In accordance with this determination, the Board revised its compensation policy for non-employee directors to provide for cash compensation in lieu of option grants. Effective June 17, 2010, non-employee directors will receive $22,000 annually for their service on the Board and $5,000 annually for their service, if any, as a member of a formal or informal committee of the Board. Non-employee directors who are chairs of such committees will receive an additional $5,000 annually for such service, and the Audit Committee Financial Expert will receive an additional $10,000 annually for such service. Such amounts will be paid in equal quarterly installments following the date of the annual meeting of the Company’s stockholders. The Company will continue to reimburse its directors for reasonable out-of-pocket expenses incurred in connection with attendance and participation in Board and Board committee meetings.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The 2010 annual meeting of stockholders of the Company (the “2010 Annual Meeting”) was held on June 17, 2010. Set forth below is a brief description of each matter voted on at the meeting and the final voting results.

Proposal 1. To elect two persons to the Board, each to serve until the 2013 annual meeting of stockholders or until such person resigns, is removed, or otherwise leaves office. In accordance with the results below, each nominee was elected to serve as a director.

	For	Withheld
Henry Morgan	3,560,998	124,015
Michael Schamroth	2,065,370	1,619,643

In accordance with the Company’s bylaws, the chair of the 2010 Annual Meeting permitted a Company stockholder, BioPartners, LP, to make a floor nomination of Jeffrey K. Vogel as a director, having determined that such nomination was made in compliance with the Company’s bylaws. Such nomination received the following votes:

For
Jeffrey K. Vogel	951,934

Proposal 2. To ratify the selection of Tabriztchi & Co., CPA, P.C. as the Company’s independent registered public accounting firm for the 2010 fiscal year.

For	Against	Abstaining
4,442,988	23,493	1,238,103

Proposal 3. To approve an amendment to the Company’s Certificate of Incorporation, as amended, in order to increase the number of the Company’s authorized shares of common stock from 10,000,000 to 20,000,000.

For	Against	Abstaining
5,543,254	157,791	3,536

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2010	BIOSPECIFICS TECHNOLOGIES CORP.
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(Registrant)

/s/ Thomas L. Wegman
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Thomas L. Wegman
President